EXHIBIT 10.10


                                                          [L/CDM/NA/001103/F]


           AGREEMENT, dated as of July 1, 2000, between THOMSON MULTIMEDIA LICENSING INC. (hereinafter called "TML"), a Delaware, U.S.A., corporation having an office at Two Independence Way, Princeton, New Jersey, U.S.A., WELLS-GARDNER ELECTRONICS CORPORATION (hereinafter called "Licensee"), having an office at 2701 North Kildare Avenue, Chicago, Illinois 60639-2014, U.S.A.



                             W I T N E S S E T H:

           In consideration of the premises and of the covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE I
                                 DEFINITIONS

           For the purposes of this Agreement, the following terms are defined:

      SECTION 1. "Contract Apparatus" means "Color Display Monitors" and shall include both complete Color Display Monitors as well as such monitors which are complete except for cabinets or other permanent housings.

      SECTION 2.

           (a) "Chromatic  Colors"  means  colors  such  as  reds,   oranges,
      yellows, greens, and blues, as distinguished from the achromatic colors of black, white and grays.

           (b) "Color Cathode Ray Tube" means an Electron Tube in which electrical impulses are converted into a visible representation thereof and in which such visible representation may be produced in two or more Chromatic Colors.

           (c) "Color Display Monitor" means color display apparatus designed or adapted to provide color display of alphanumeric and/or graphic information from computers, character generators, word processors or other similar types of equipment. However, the term "Color Display Monitor" shall not include any apparatus capable of receiving and processing standard broadcast television signals.

           (d) "Electron Tube" means a device comprising two or more electrodes and an envelope which is to any extent evacuated or contains gas, vapor or liquid under any degree of pressure, and which operates by the passage of an electric current through such vacuum, gas or vapor to change the form of, control or modify energy supplied thereto.

      SECTION 3.

           (a) (i) "Patents" means letters patent, certificates of utility and utility models, rights (by license or otherwise) with respect to or under letters patent, certificates of utility and utility models, applications for letters patent, certificates of utility and utility models which have been opened for public inspection, and all reissues, divisions, continuations and extensions thereof. The term "Patents" does not include copyrights or trademarks.

              (ii) "TML's Patents" means Patents (as hereinabove defined) owned, controlled and/or acquired by TML at any time during the term of this Agreement, with respect to which and to the extent to which, and subject to the conditions under which, TML shall have the right to grant or cause to be granted licenses to Licensee during the term of this Agreement.

           (b) "Subsidiary" of either party is any corporation (which term includes any legal entity similar to a corporation), or other kind of business organization, in which such party now or hereafter has a "controlling interest". "Controlling interest" means, in the case of a corporation, direct or indirect ownership or control by such party, at any time during the term of this Agreement, of that number of the shares thereof representing the right to elect a majority of the directors of the corporation or persons performing similar functions; and, in the case of any other kind of business organization, it means that direct or indirect ownership or control, at any time during the term of this Agreement, of the capital thereof, or other interest therein, by or through which such party exercises, or has the power to exercise, in any manner, directly or indirectly, control or direction thereof. Any such corporation or other kind of business organization shall constitute a Subsidiary only for a period during the term of this Agreement that such controlling interest exists.



                                  ARTICLE II
                                   LICENSES

      SECTION 1. TML hereby grants to Licensee a non-exclusive, non-transferable, non-assignable, indivisible license, right and privilege under all of TML's Patents of Canada, Mexico and the United States to make Contract Apparatus, and a non-exclusive, non-transferable, non-assignable, and indivisible license, right and privilege under all of TML's Patents of all countries of the world to use, offer for sale, import, lease or otherwise dispose of such Contract Apparatus.

      SECTION 2. Anything in this Agreement to the contrary notwithstanding, no license is herein granted, and no act or acts hereunder shall be construed as or result in conveying any license, to Licensee or to any third party, expressly or by implication, estoppel or otherwise:

           (a)  with respect to Color Cathode Ray Tubes; and

           (b) other than the licenses herein expressly granted to Licensee pursuant to Section 1 of this Article II.

      SECTION 3. At any time during the term of this Agreement, upon written request of Licensee, TML agrees to grant or cause to be granted to Licensee, in a standard form or forms in which TML then grants or causes to be granted such license or licenses, a non-exclusive license or licenses for the manufacture of Contract Apparatus under TML's Patents of other countries of the world.


                                 ARTICLE III
                                 COMPENSATION

      SECTION 1. Licensee agrees to pay compensation to TML as follows:

           (a) the sum of U.S. $500.00 within thirty (30) days after this Agreement becomes effective; and

           (b) the sum of U.S. $1.25 with respect to each unit of Contract Apparatus licensed under Article II, Section 1 of this Agreement.


      SECTION 2.

           (a) Within thirty (30) days after March 31, June 30, September 30 and December 31 of each year during the term of this Agreement, Licensee shall furnish TML with a written statement specifying the number of units of Contract Apparatus licensed hereunder and used, sold, leased or otherwise disposed of by Licensee during the preceding calendar quarter, and the total net compensation payable with respect thereto. The first such statement furnished by Licensee to TML shall include such information for all Contract Apparatus licensed hereunder and used, sold, leased or otherwise disposed of by Licensee from the effective date of this Agreement to the last day of the calendar quarter covered by such statement. At the time of furnishing such statements, Licensee shall also make the payments prescribed therefor in Section 1 of this Article III in the manner set forth in Section 5 of this Article III.

           (b) A similar statement shall be rendered and payment made to TML within thirty (30) days after, and as of, the date of any termination of this Agreement covering the period from the end of that covered by the last preceding statement to the date of such termination and including all Contract Apparatus manufactured during the term of this Agreement, or actually in manufacture upon the date of termination of this Agreement, and not used, sold, leased or otherwise disposed of prior to such termination, which Contract Apparatus, for the purpose of computing the payments to be made under Section 1 of this Article III, shall be considered as having been used, sold, leased or otherwise disposed of by Licensee prior to termination of this Agreement.

           (c) Contract Apparatus shall be considered as used, sold, leased or otherwise disposed of, as the case may be, when billed out, delivered, shipped or mailed to a customer, or when used or set aside for future use by Licensee, whichever shall first occur.

      SECTION 3. Licensee shall keep true and accurate records, files and books of account containing all the data reasonably required for the full computation and verification of the amounts to be paid and the information to be given in the statements provided for herein. Licensee shall, during usual business hours, permit TML or its duly authorized representatives adequately to inspect the same for the sole purpose of determining the amounts payable by Licensee pursuant to Section 1 of this Article III. The inspections should be limited to one per year and upon 30 days advanced written notice and inspection by outside auditors or accountants. The results of these inspections should be held in strict confidence by Licensor and not be used for any purpose other than to enforce the terms of this license agreement. In lieu of such inspections by TML or its duly authorized representatives, Licensee shall have the option to have such inspections made at Licensee's expense by independent chartered or certified public accountants mutually acceptable to TML and Licensee (which acceptance shall not be unreasonably withheld). Such inspections shall be made under TML's instructions and the results thereof shall be made available to TML and Licensee when completed. Such option may be exercised at any time during the term of this Agreement in respect of any period for which an inspection has not been made to verify the amounts so payable. Exercise of such option by Licensee shall be in writing.


      SECTION 4. Licensee shall pay interest to TML from the date due to the date of payment upon any and all amounts overdue and payable hereunder at a rate equal to four percent (4.0%) over the published prime rate of the Chase Manhattan Bank, New York, New York, as in effect from time to time during the period that any such amount is overdue.

      SECTION 5. All payments hereunder by Licensee to TML shall be made at such places as TML may direct in writing from time to time without any deductions for taxes or charges of any kind, which taxes and charges, if any, are assumed by Licensee. Notwithstanding the foregoing, in the event such payment is made from, and with respect to Contract Apparatus manufactured in, a country other than the United States, any tax which may be imposed on TML by the Government of the country from which payment is made (or any political subdivision thereof), and required by such Government or political subdivision to be withheld by Licensee, with respect to the compensation payable to TML pursuant to Section 1 of this Article III, may be deducted by Licensee before payment of such compensation; provided, however, that if any such tax shall be imposed at a rate in excess of the United States corporation income tax applicable to TML on such compensation for the taxable period for which such compensation is payable, then Licensee shall assume the excess of such tax over and above such United States corporation income tax on such compensation, and shall pay such excess to or for the account of TML; and provided, further, that Licensee shall furnish TML with certified statements and receipts and with such other supporting data as may be required by the United States Tax Authorities to establish that any such tax has been withheld.


                                  ARTICLE IV
                             TERM AND TERMINATION

      SECTION 1. This Agreement shall be effective from the date first above written and shall continue in effect, unless sooner terminated as elsewhere provided in this Agreement, until June 30, 2005.

      SECTION 2.

           (a) If Licensee shall at any time default in rendering any of the statements which may be required hereunder, or in the payment of any monies which may be due hereunder, or in fulfilling any of the other obligations or conditions hereof, and such default shall not be cured within thirty (30) days after written notice from TML to Licensee specifying the nature of the default, TML shall have the right to terminate this Agreement by giving written notice of termination to Licensee, and this Agreement shall terminate upon the giving of such notice.

           (b) TML shall also have the right, to the full extent permitted by law, to terminate this Agreement by giving written notice of termination to Licensee at any time upon or after the filing by Licensee of a petition in bankruptcy or insolvency, or upon or after any adjudication that Licensee is bankrupt or insolvent, or upon or after the filing by Licensee of any petition or answer seeking reorganization, readjustment or arrangementof the business of Licensee under any law relating to bankruptcy or insolvency, or upon or after the appointment of a receiver for all or substantially all of the property of Licensee, or upon or after the making by Licensee of any assignment or attempted assignment for the benefit of creditors, or upon or after the institution of any proceedings for the liquidation or winding up of Licensee's business or for the termination of its corporate charter, and this Agreement shall terminate upon the giving of such notice.

           (c) In the event of the direct or indirect taking over, or assumption of control, of Licensee by any superior authority, TML shall have the right to terminate this Agreement at any time thereafter upon giving written notice thereof to Licensee, and upon the giving of such notice of termination this Agreement shall terminate forthwith.

      SECTION 3. Upon termination of this Agreement, by expiration or otherwise, all licenses, rights and obligations hereunder shall cease and determine except that the licenses granted under Section 1 of Article II hereof shall continue as to all specific units of Contract Apparatus manufactured by Licensee during the term of this Agreement, or actually in manufacture on the date of termination of this Agreement, for the full terms of the Patents under which such Contract Apparatus is licensed hereunder to be made and used, sold, leased or otherwise disposed of, and except that no termination of this Agreement, by expiration or otherwise, shall release Licensee from any of its obligations accrued hereunder (including its obligations to furnish statements, to pay compensation, and permit inspection of its records, files, and books of account, with respect to
 Contract Apparatus manufactured during the term of this Agreement by Licensee), or rescind anything done or any payment made or other consideration given to either party hereunder, prior to the time such termination becomes effective.


      SECTION 4. No failure or delay on the part of TML in exercising its right of termination hereunder for any one or more defaults shall be construed to prejudice its right of termination for such or for any other or subsequent default.


                                  ARTICLE V
                                FORCE MAJEURE

      Anything contained in this Agreement to the contrary notwithstanding, if a party is prevented from performing any of its obligations hereunder by laws, orders, regulations and directions of any Government having jurisdiction over the parties hereto, or any department, agency, corporation or court thereof, or by war, acts of public enemies, strikes or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of either party, then, except as hereinafter provided in this Article V, such party shall be excused from any failure to perform any such obligation to the extent such failure is caused by any such law, order, regulation, direction or contingency. If Licensee is prevented by any such law, order, regulation, direction or contingency (each of which is hereinafter referred to as a "mandatory restriction") from furnishing the statements or making the payments provided for in Article III of this Agreement at the times and in the manner prescribed by such Article III, all such statements not furnished and payments not made during the continuance of any such mandatory restriction shall be furnished and made immediately upon the discontinuance of such mandatory restriction.




                                  ARTICLE VI

                         FURTHER ASSURANCES, NOTICES
                         AND MISCELLANEOUS PROVISIONS

      SECTION 1.

           (a) This Agreement shall be binding upon and inure to the benefit of the Subsidiaries and successors of Licensee and TML and the assigns of TML. It shall not be assignable by Licensee, in whole or in part, to any other party whatsoever, nor shall the rights herein of Licensee otherwise be or become in any way, directly or indirectly, transferable or available to, or divisible or capable of being shared with, or inure to the benefit of, any other party without the prior written consent of TML, which consent shall not be unreasonably withheld.

           (b) Licensee shall be responsible for, and hereby assumes full liability in respect of, all royalty reports and payments for all Contract Apparatus made and used, sold, leased or otherwise disposed of by its Subsidiaries and Licensee shall take all actions necessary to cause its Subsidiaries to comply with their obligations under this Agreement. Within thirty (30) days after written request therefor by TML, Licensee shall supply TML with a complete list in writing of its Subsidiaries engaged, as of the date of the request from TML, in the manufacture and sale of Contract Apparatus and shall thereafter notify TML in writing of any changes therein within thirty (30) days after each such change.

      SECTION 2. TML shall not be held responsible by Licensee for the validity of any of TML's Patents or for the termination of any such Patents should such Patents be terminated for any cause whatsoever, and TML shall not be required to secure any Patent or Patent rights.

      SECTION 3. Nothing contained in this Agreement shall be construed as imposing on either party any obligation, or as conferring on Licensee any right, to institute any suit or action for infringement of any of TML's Patents, or to defend any suit or action brought by a third party which challenges or concerns the validity of any of TML's Patents.

      SECTION 4. It is expressly agreed by the parties that all matters relating to the construction and interpretation of this Agreement shall be construed, and that the legal relations hereunder between the parties shall be determined, according to the laws of the State of New York, U.S.A., exclusive of the choice of law provisions.

      SECTION 5. Any notice or request required or permitted to be given under or in connection with this Agreement or the subject matter hereof shall be deemed to have been sufficiently given when, if given to TML, it shall be addressed to THOMSON multimedia Licensing Inc., at its postal address: P.O. Box 2023, Princeton, New Jersey 08543-2023, U.S.A., or its courier address: Two Independence Way, Princeton, New Jersey 08540, U.S.A., and when, if given to Licensee, it shall be addressed to Licensee at its address set forth on the first page hereof, and in each case either delivered at such address to an officer of the party to which given, or sent by registered airmail. If mailed, the date of mailing shall be deemed to be the date on which such notice or request has been given. Either party may be given written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

      SECTION 6. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the party to be bound thereby.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the day and year first above written.


 THOMSON MULTIMEDIA                 WELLS-GARDNER
 LICENSING INC.                     ELECTRONICS CORPORATION



 By:                                By:
     ------------------------           ------------------------------

 Date:                              Date:
     ------------------------           ------------------------------

 Witness:                           Witness:
     ------------------------           ------------------------------





                                                         [L/CDM/NA/001103/F]



 WELLS-GARDNER
 ELECTRONICS CORPORATION
 2701 North Kildare Avenue
 Chicago, Illinois 60639-2014
 U.S.A.

 Gentlemen:

 Reference is made to the agreement between THOMSON multimedia Licensing Inc. ("TML") and your company ("Licensee") which relates to Color Display Monitors, is effective July 1, 2000, and identified by the symbol [L/CDM/NA/001103/F] ("Agreement").

 Notwithstanding the provisions of Article III, Section 1 of the Agreement, the compensation payable to TML with respect to each unit of Contract Apparatus which is licensed under the Agreement and which is an "Analog Color Display Monitor" shall be U.S. $0.50. For the purposes of this letter, the term "Analog Color Display Monitor" shall mean a Color Display Monitor which does not utilize a digitally controlled chassis employing a microprocessor.

 Except as otherwise provided herein, all of the provisions, terms and conditions of the Agreement shall remain unchanged.

 Very truly yours,

 THOMSON MULTIMEDIA
 LICENSING INC.

                                    Agreed to and Accepted by:
 By:
      ---------------------------
                                    WELLS-GARDNER ELECTRONICS
                                    CORPORATION
 Date:
      ---------------------------
                                    By:
                                         ---------------------------

                                    Date:
                                         ---------------------------





                                                         [L/CDM/NA/001103/F]



 Wells-Gardner Electronics Corporation
 2701 North Kildare Avenue
 Chicago, Illinois 60639-2014
 U.S.A.

 Gentlemen:

 Reference is made to the agreement between THOMSON multimedia Licensing Inc. ("TML") and your company ("Licensee") which relates to Color Display Monitors, is effective July 1, 2000, and identified by the symbol [L/CDM/NA/001103/F] ("Agreement").

 TML and Licensee hereby agree as follows:

      1. Inspections performed under the provisions of Article III, Section 3 of the Agreement shall be performed by outside auditors engaged by TML; shall be limited to one inspection per calendar year and shall be performed only upon thirty days written notice to Licensee. TML agrees to hold the results of such inspections in confidence, subject to legal and regulatory requirements.

      2. TML agrees that it will exercise its right to receive interest from Licensee under the provisions of Article III, Section 4 of the Agreement only in those instances where the amounts overdue and payable with respect to any particular calendar quarter exceed 5% of the total amount payable with respect to such calendar quarter.

      3. Notwithstanding the provisions of Article IV, Section 1 of the Agreement, the Agreement shall renew automatically for a one year term upon its expiration, provided that Licensee is not then in material breach of the Agreement; unless TML shall have provided written notice to Licensee of its intent not to renew the Agreement at least six months prior to such expiration.

 Except as otherwise provided herein, all of the provisions, terms and conditions of the Agreement shall remain unchanged.

 Very truly yours,


 THOMSON MULTIMEDIA
 LICENSING INC.


                                    Agreed to and Accepted by:
 By:
      ---------------------------
                                    WELLS-GARDNER ELECTRONICS
                                    CORPORATION
 Date:
      ---------------------------
                                    By:
                                         ---------------------------

                                    Date:
                                         ---------------------------